UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      October 28, 1999


                             BASE TEN SYSTEMS, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    New Jersey               0-7100                       22-1804206
 ----------------    ----------------------     --------------------------------
 (State or other    (Commission File Number)      (IRS Employer Identification
  jurisdiction of                                          Number
   incorporation)


                One Electronics Drive, Trenton, New Jersey 08619
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               (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code: (609) 586-7010


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         Base Ten Systems, Inc. (the "Company") and Stephen A. Cloughley, the President and Chief Executive Officer of the Company, have entered into an Employment Agreement, dated as of October 28, 1999 (the "Employment Agreement"). Although the Employment Agreement was executed on April 11, 2000, it is dated as of October 28, 1999, which is the date upon which Mr. Cloughley succeeded Thomas
E. Gardner as President and Chief Executive Officer of the Company.

         A copy of the Employment Agreement is attached hereto as Exhibit 10.hhh. A copy of the Termination Agreement by and between the Company and Gardner, dated as of October 28, 1999, is attached hereto as Exhibit 10.ggg.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

                  Exhibit No.        Title
                  -----------        -----

                  10.ggg Agreement by and between Base Ten Systems, Inc. and Thomas E. Gardner, dated as of October 28, 1999.

                  10.hhh Agreement by and between Base Ten Systems, Inc. and Stephen A. Cloughley, dated as of October 28, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BASE TEN SYSTEMS, INC.

                                          STEPHEN A. CLOUGHLEY
Date:    April 12, 2000               By: ______________________________
                                          Stephen A. Cloughley
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

              Exhibit No.            Title
              -----------            -----

                  10.ggg Agreement by and between Base Ten Systems, Inc. and Thomas E. Gardner, dated as of October 28, 1999.

                  10.hhh Agreement by and between Base Ten Systems, Inc. and Stephen A. Cloughley, dated as of October 28, 1999.